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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------




We hereby consent to the use in the Prospectus and Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account One of First SunAmerica Life Insurance Company, of our report dated March 25, 1998 relating to the financial statements of First SunAmerica Life Insurance Company, and of our report dated February 26, 1998 relating to the financial statements of Variable Annuity Account One of First SunAmerica Life Insurance Company, which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.



PRICE WATERHOUSE LLP
Los Angeles, California
March 25, 1998